OMEGA ENVIRONMENTAL, INC.                                         EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                        (UNAUDITED)    (UNAUDITED)                                  (UNAUDITED)    (UNAUDITED)
                                       FEB 28, 1998   JAN 31, 1998                                 FEB 28, 1998   JAN 31, 1998
                                            ESD            ESD           CHANGE          PSD            PSD            CHANGE
                                       -----------    -----------       --------     ----------    -----------       --------
 CURRENT ASSETS
 Cash                                       61,449              -         61,449         41,994         32,427          9,567
 Restricted cash held in escrow          2,615,152      2,615,035            117          -              -              -
 Accounts receivable                         -              -              -              -
   A/R--trade                           11,744,735     12,212,079       (467,344)     2,125,704      2,165,575        (39,871)
   A/R--interco                             11,057          2,797          8,260          3,147            600          2,547
   A/R--employees                            5,996         13,540         (7,544)        19,397         20,483         (1,086)
   A/R--supplemental                     1,867,550      1,831,118         36,432                                        -
   A/R--misc.                               18,214            114         18,100          -              -              -
   Allowance for doubtful accounts      (2,508,835)    (2,485,969)       (22,866)      (126,921)      (156,734)        29,813
                                       -----------    -----------       --------     ----------    -----------       --------
     Accounts receivable, net           11,138,717     11,573,679       (434,962)     2,021,327      2,029,924         (8,597)
                                       -----------    -----------       --------     ----------    -----------       --------
 Costs and earnings in excess
    of billings                          5,997,717      5,801,236        196,481          -              -              -
 Prepaid expenses                           11,949         15,254         (3,305)       114,466        147,870        (33,404)
 Inventory                                   -              6,575         (6,575)     4,079,356      3,843,274        236,082
 Inventory reserve                           -              -              -         (1,713,671)    (1,475,823)      (237,848)
                                       -----------    -----------       --------     ----------    -----------       --------
     Inventory, net                          -              6,575         (6,575)     2,365,685      2,367,451         (1,766)
                                       -----------    -----------       --------     ----------    -----------       --------
 Other current assets                        -              -              -              -              -              -
                                       -----------    -----------       --------     ----------    -----------       --------
 TOTAL CURRENT ASSETS                   19,824,984     20,011,779       (186,795)     4,543,472      4,577,672        (34,200)
                                       -----------    -----------       --------     ----------    -----------       --------
 PROPERTY AND EQUIPMENT
   Field equipment                       2,090,125      2,085,155          4,970        323,298        323,298          -
   Automotive equipment                    939,324        939,324          -            619,625        619,625          -
   Office furniture and equipment          798,850        790,707          8,143      1,106,027      1,094,950         11,077
   Equipment under capital leases            -                                            -
   Leasehold improvements                   93,223         90,823          2,400         89,040         89,040          -
                                       -----------    -----------       --------     ----------    -----------       --------
 TOTAL PROPERTY & EQUIP., AT COST        3,921,522      3,906,009         15,513      2,137,990      2,126,913         11,077
   Accum. Depreciation                  (2,413,423)    (2,360,432)       (52,991)    (1,151,620)    (1,129,350)       (22,270)
                                       -----------    -----------       --------     ----------    -----------       --------
 TOTAL PROPERTY & EQUIP., NET            1,508,099      1,545,577        (37,478)       986,370        997,563        (11,193)
                                       -----------    -----------       --------     ----------    -----------       --------
 Long-term accounts receivable -
    Other (Texas)                        1,031,421      1,031,768           (347)         -              -              -
 Other Assets                              177,425        177,425          -              -              -              -
 Investment & Intercompany in
    Subsidiaires                             -              -              -              -              -              -
                                       -----------    -----------       --------     ----------    -----------       --------
 TOTAL ASSETS                           22,541,929     22,766,549       (224,620)     5,529,842      5,575,235        (45,393)
                                       -----------    -----------       --------     ----------    -----------       --------
                                       -----------    -----------       --------     ----------    -----------       --------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                        329,889        248,234         81,655        165,005        170,356         (5,351)
   Line of Credit                            -              -              -              -              -              -
   Accrued expenses, excluding
    bankruptcy costs                       564,358        521,158         43,200        388,623        558,013       (169,390)
   Accrued bankruptcy costs                  -              -              -              -              -              -
   Estimated claims against cash held
    in escrow                            2,560,602      2,560,602          -              -              -              -
   Billings in excess of costs &
    earnings                                 -              -              -              -              -              -
   Current portion of long term debt         -              -              -              -              -              -
   Intercompany - BNYFC                  8,393,348      8,568,693       (175,345)     8,245,943      7,960,560        285,383
   Intercompany payables                     1,783          4,411         (2,628)         2,774            959          1,815
                                       -----------    -----------       --------     ----------    -----------       --------
 TOTAL POST PETITION CURRENT
  LIABILITIES                           11,849,980     11,903,098        (53,118)     8,802,345      8,689,888        112,457
 Intercompany - BNYFC                        -              -              -              -              -              -
 Intercompany Notes Payable              8,741,768      8,741,768                         -              -              -
 Pre Petition Liabilities                2,342,693      2,379,450        (36,758)     1,127,055        917,214        209,841
 Pre Petition Estimated Construction
  Claims                                     -              -              -              -              -              -
                                       -----------    -----------       --------     ----------    -----------       --------
   TOTAL LIABILITIES                    22,934,442     23,024,316        (89,875)     9,929,400      9,607,102        322,298
                                       -----------    -----------       --------     ----------    -----------       --------
 SHAREHOLDERS' EQUITY
 Common stock at par                                                                  3,371,172      3,371,172
 Additional paid in capital             17,791,864     17,791,864                    10,742,189     10,742,189
 Treasury Stock A-P-I-C
 Retained earnings - prior             (15,563,780)   (15,563,780)                  (14,767,222)   (14,767,222)
 Y-T-D net income pre petition             (26,496)       (26,496)                     (247,894)      (247,894)
 Y-T-D net income post petition         (2,594,101)    (2,459,356)      (134,745)    (3,497,803)    (3,130,112)      (367,691)
                                       -----------    -----------       --------     ----------    -----------       --------
   TOTAL SHAREHOLDERS' EQUITY             (392,513)      (257,767)      (134,745)    (4,399,558)    (4,031,867)      (367,691)
                                       -----------    -----------       --------     ----------    -----------       --------
 TOTAL LIABILITIES & SHAREHOLDERS'
  EQUITY                                22,541,929     22,766,549       (224,620)     5,529,842      5,575,235        (45,393)
                                       -----------    -----------       --------     ----------    -----------       --------
                                       -----------    -----------       --------     ----------    -----------       --------


         See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                                     (UNAUDITED)    (UNAUDITED)
                                        (UNAUDITED)    (UNAUDITED)                  FEB 28, 1998   JAN 31, 1998
                                       FEB 28, 1998   JAN 31, 1998                   CONTINUING     CONTINUING
                                         CORPORATE      CORPORATE         CHANGE     OPERATIONS     OPERATIONS        CHANGE
                                       -----------------------------------------    -----------------------------------------
 CURRENT ASSETS
 Cash                                      282,512         32,102        250,410        385,955         64,529       321,426
 Restricted cash held in escrow                  -              -              -      2,615,152      2,615,035           117
 Accounts receivable                             -              -
   A/R--trade                              144,431        144,431              -     14,014,870     14,522,085      (507,215)
   A/R--interco                                  -        249,398       (249,398)        14,204        252,795      (238,591)
   A/R--employees                                -              -              -         25,393         34,023        (8,630)
   A/R--supplemental                             -      1,867,550      1,831,118         36,432
   A/R--misc.                            1,076,470      1,076,170            300      1,094,684      1,076,284        18,400
   Allowance for doubtful accounts      (1,138,467)    (1,138,467)             -     (3,774,223)    (3,781,170)        6,947
                                       -----------------------------------------    -----------------------------------------
     Accounts receivable, net               82,434        331,532       (249,098)    13,242,478     13,935,135      (692,657)
                                       -----------------------------------------    -----------------------------------------
 Costs and earnings in excess of
  billings                                       -              -              -      5,997,717      5,801,236       196,481
 Prepaid expenses                          363,827        592,451       (228,624)       490,242        755,575      (265,333)
 Inventory                                       -              -              -      4,079,356      3,849,849       229,507
 Inventory reserve                               -              -              -     (1,713,671)    (1,475,823)     (237,848)
                                       -----------------------------------------    -----------------------------------------
     Inventory, net                              -              -              -      2,365,685      2,374,026        (8,341)
                                       -----------------------------------------    -----------------------------------------
 Other current assets                            -              -              -              -              -             -
                                       -----------------------------------------    -----------------------------------------
 TOTAL CURRENT ASSETS                      728,773        956,085       (227,312)    25,097,229     25,545,536      (448,307)
                                       -----------------------------------------    -----------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                               -              -              -      2,413,423      2,408,453         4,970
   Automotive equipment                          -              -              -      1,558,949      1,558,949             -
   Office furniture and equipment          311,292        311,292              -      2,216,169      2,196,949        19,220
   Equipment under capital leases                -              -              -              -
   Leasehold improvements                   21,780         21,780              -        204,043        201,643         2,400
                                       -----------------------------------------    -----------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST          333,072        333,072              -      6,392,584      6,365,994        26,590
   Accum. Depreciation                    (276,565)      (274,334)        (2,231)    (3,841,608)    (3,764,116)      (77,492)
                                       -----------------------------------------    -----------------------------------------
 TOTAL PROPERTY & EQUIP., NET               56,507         58,738         (2,231)     2,550,976      2,601,878       (50,902)
                                       -----------------------------------------    -----------------------------------------
 Long-term accounts receivable -
  Other (Texas)                                  -              -              -      1,031,421      1,031,768          (347)
 Other Assets                              359,717        469,516       (109,799)       537,142        646,941      (109,799)
 Investment & Intercompany in
  Subsidiaires                          74,785,282     74,785,282              -     74,785,282     74,785,282             -
                                       -----------------------------------------    -----------------------------------------
 TOTAL ASSETS                           75,930,279     76,269,621       (339,342)   104,002,050    104,611,405      (609,355)
                                       -----------------------------------------    -----------------------------------------
                                       -----------------------------------------    -----------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                         74,638         69,347          5,291        569,532        487,937        81,595
   Line of Credit                       20,196,803     20,076,141        120,662     20,196,803     20,076,141       120,662
   Accrued expenses, excluding
    bankruptcy costs                       500,352        632,291       (131,939)     1,453,333      1,711,462      (258,129)
   Accrued bankruptcy costs              2,489,639      2,232,839        256,800      2,489,639      2,232,839       256,800
   Estimated claims against cash
    held in escrow                               -              -              -      2,560,602      2,560,602             -
   Billings in excess of costs &
    earnings                                     -              -              -              -              -             -
   Current portion of long term debt             -              -              -              -              -             -
   Intercompany - BNYFC                (19,578,681)   (19,415,129)      (163,552)    (2,939,390)    (2,885,876)      (53,514)
   Intercompany payables                         -              -              -          4,557          5,370          (813)
                                       -----------------------------------------    -----------------------------------------
 TOTAL POST PETITION CURRENT
  LIABILITIES                            3,682,751      3,595,489         87,262     24,335,076     24,123,375       146,601
 Intercompany - BNYFC                            -              -              -              -              -             -
 Intercompany Notes Payable                      -              -              -      8,741,768      8,741,768
 Pre Petition Liabilities                2,534,371      2,536,070         (1,699)     6,004,119      5,832,734       171,384
 Pre Petition Estimated Construction
  Claims                                         -              -              -              -              -             -
                                       -----------------------------------------    -----------------------------------------
   TOTAL LIABILITIES                     6,217,122      6,131,559         85,563     39,080,964     38,762,977       317,986
                                       -----------------------------------------    -----------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                       121,289        121,289                     3,492,461      3,492,461
 Additional paid in capital            128,204,630    128,204,630                   156,738,683    156,738,683
 Treasury Stock A-P-I-C                   (562,506)      (562,506)                     (562,506)      (562,506)
 Retained earnings - prior             (49,321,103)   (49,321,103)                  (79,652,105)   (79,652,105)
 Y-T-D net income pre petition            (895,498)      (895,498)                   (1,169,888)    (1,169,888)
 Y-T-D net income post petition         (7,833,655)    (7,408,750)      (424,905)   (13,925,559)   (12,998,218)     (927,341)
                                       -----------------------------------------    -----------------------------------------
   TOTAL SHAREHOLDERS' EQUITY           69,713,157     70,138,062       (424,905)    64,921,086     65,848,428      (927,341)
                                       -----------------------------------------    -----------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS'
  EQUITY                                75,930,279     76,269,621       (339,342)   104,002,050    104,611,405      (609,355)
                                       -----------------------------------------    -----------------------------------------
                                       -----------------------------------------    -----------------------------------------


OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION





                                       (UNAUDITED)    (UNAUDITED)                  (UNAUDITED)    (UNAUDITED)
                                      FEB 28, 1998   JAN 31, 1998                  FEB 28, 1998   JAN 31, 1998
                                      DISCONTINUED   DISCONTINUED                    COMBINED      COMBINED
                                        OPERATIONS     OPERATIONS         CHANGE       FINAL         FINAL          CHANGE
                                     -------------------------------------------   -----------------------------------------
 CURRENT ASSETS
 Cash                                            -          3,602         (3,602)       385,955         68,131       317,824
 Restricted cash held in escrow                  -              -              -      2,615,152      2,615,035           117
 Accounts receivable
   A/R--trade                            6,190,228      6,485,992       (295,764)    20,205,098     21,008,077      (802,979)
   A/R--interco                              3,043          3,811           (768)             -              -           -
   A/R--employees                                -          4,400         (4,400)        25,393         38,423       (13,030)
   A/R--supplemental                                                           -      1,867,550      1,831,118        36,432
   A/R--misc.                              143,449        152,384         (8,935)     1,238,133      1,228,668         9,465
   Allowance for doubtful accounts      (3,202,774)    (3,243,198)        40,424     (6,976,997)    (7,024,368)       47,371
                                     -------------------------------------------   -----------------------------------------
     Accounts receivable, net            3,133,945      3,403,389       (269,444)    16,359,177     17,081,918      (722,741)
                                     -------------------------------------------   -----------------------------------------
 Costs and earnings in excess of
    billings                                     -              -              -      5,997,717      5,801,236       196,481
 Prepaid expenses                                -              -              -        490,242        755,575      (265,333)
 Inventory                                       -              -              -      4,079,356      3,849,849       229,507
 Inventory reserve                               -              -              -     (1,713,671)    (1,475,823)     (237,848)
                                     -------------------------------------------   -----------------------------------------
     Inventory, net                              -              -              -      2,365,685      2,374,026        (8,341)
                                     -------------------------------------------   -----------------------------------------
 Other current assets                       83,773         94,078        (10,305)        83,773         94,078       (10,305)
                                     -------------------------------------------   -----------------------------------------
 TOTAL CURRENT ASSETS                    3,217,719      3,501,069       (283,350)    28,297,701     28,789,999      (492,298)
                                     -------------------------------------------   -----------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                         117,978        187,180        (69,202)     2,531,401      2,595,633       (64,232)
   Automotive equipment                    118,074        118,074             (0)     1,677,023      1,677,023            (0)
   Office furniture and equipment           23,796         23,796              -      2,239,965      2,220,745        19,220
   Leasehold improvements                  130,767        136,072         (5,305)       334,810        337,715        (2,905)
                                     -------------------------------------------   -----------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST          390,615        465,122        (74,507)     6,783,199      6,831,116       (47,917)
   Accum. Depreciation                    (274,524)      (325,334)        50,810     (4,116,132)    (4,089,450)      (26,682)
                                     -------------------------------------------   -----------------------------------------
 TOTAL PROPERTY & EQUIP., NET              116,091        139,788        (23,697)     2,667,067      2,741,666       (74,599)
                                     -------------------------------------------   -----------------------------------------
 Long-term accounts receivable -
    Other (Texas)                                -              -              -      1,031,421      1,031,768          (347)
 Other Assets                               20,815         20,815              0        557,957        667,756      (109,799)
 Investment & Intercompany in
    Subsidiaires                                 -              -              -        425,000        425,000             -
                                     -------------------------------------------   -----------------------------------------
 TOTAL ASSETS                            3,354,625      3,661,672       (307,047)    32,979,146     33,656,189      (677,043)
                                     -------------------------------------------   -----------------------------------------
                                     -------------------------------------------   -----------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                         30,803         48,549        (17,746)       600,335        536,486        63,849
   Accrued expenses, excluding
    bankruptcy costs                        21,396          2,220         19,176      1,474,729      1,713,681      (238,952)
   Accrued bankruptcy costs                                                           2,489,639      2,232,839       256,800
   Estimated claims against cash
    held in escrow                                                                    2,560,602      2,560,602             -
   Intercompany - BNYFC                  2,939,390      2,885,876         53,514              -                            -
   Intercompany payables                    12,689        251,236       (238,547)             -                            -
                                     -------------------------------------------   -----------------------------------------
 TOTAL POST PETITION CURRENT
    LIABILITIES                          3,004,278      3,187,881       (183,603)    27,322,108     27,054,650       202,359
 Intercompany Notes Payable              2,535,455      2,535,455
 Pre Petition Liabilities               10,662,721     10,673,184        (10,463)    16,666,840     16,505,918       160,922
 Pre Petition Estimated Construction
    Claims                               2,904,000      2,904,000              -      2,904,000      2,904,000             -
                                     -------------------------------------------   -----------------------------------------
   TOTAL LIABILITIES                    19,106,454     19,300,518       (194,066)    46,892,949     46,529,670       363,279
                                     -------------------------------------------   -----------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                     2,082,948      2,082,948                       121,289        121,289
 Additional paid in capital             25,370,631     25,370,631                   124,480,374    124,480,374
 Treasury Stock A-P-I-C                          -              -                      (562,506)      (562,506)
 Retained earnings - prior             (32,353,339)   (32,353,339)                 (112,005,444)  (112,005,444)
 Y-T-D net income pre petition            (676,048)      (676,048)                   (1,845,936)    (1,845,936)
 Y-T-D net income post petition        (10,176,020)   (10,063,039)      (112,981)   (24,101,579)   (23,061,257)   (1,040,322)
                                     -------------------------------------------   -----------------------------------------
   TOTAL SHAREHOLDERS' EQUITY          (15,751,829)   (15,638,846)      (112,981)   (13,913,802)   (12,873,477)   (1,040,322)
                                     -------------------------------------------   -----------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS'
  EQUITY                                 3,354,625      3,661,672       (307,047)    32,979,146     33,656,189      (677,043)
                                     -------------------------------------------   -----------------------------------------
                                     -------------------------------------------   -----------------------------------------


         See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
    OPERATIONS INFORMATION


                                      (UNAUDITED)     (UNAUDITED)                    (UNAUDITED)    (UNAUDITED)
                                      MONTH ENDED     MONTH ENDED                    MONTH ENDED    MONTH ENDED
                                      FEB 28, 1998    JAN 31, 1998                   FEB 28, 1998   JAN 31, 1998
                                          ESD              ESD            CHANGE          PSD           PSD           CHANGE
                                      ------------    ------------       --------    ------------   ------------     ---------

 Sales                                   1,188,730      1,234,139        (45,409)       652,211        761,231       (109,020)
 Cost of Sales                             809,442        814,305         (4,863)       667,932        697,734        (29,802)
                                      ----------------------------------------------------------------------------------------
     Gross Profit                          379,288        419,834        (40,546)       (15,721)        63,497        (79,218)

 Selling, General, and
    Administrative                         373,755        383,461         (9,706)       244,381        232,383         11,998
                                      ----------------------------------------------------------------------------------------

 Income (Loss) From Operations               5,533         36,373        (30,840)      (260,102)      (168,886)       (91,216)

 Other Income(Expense):
   I/C Interest Income (Expense)           (74,601)       (85,543)        10,942        (71,024)       (75,117)         4,093
   Interest Expense                         (1,119)        (1,671)           552              -              -              -
   Interest Income                             117            126             (9)             -              -              -
   Gain (loss) on Asset Disposition         (1,824)             -         (1,824)             -              -              -

   Amortization / Write-off of
    Goodwill                                     -              -              -              -              -              -
   Other Expense                           (62,851)      (100,175)        37,324        (36,565)        (1,448)       (35,117)
   Other Income                                  -              -              -              -              -              -
                                      ----------------------------------------------------------------------------------------
     Total Other (Expense)                (140,278)      (187,263)        46,985       (107,589)       (76,565)       (31,024)

 Net Loss Before Bankruptcy
        Administrative Expenses           (134,745)      (150,890)        16,145       (367,691)      (245,451)      (122,240)
 Bankruptcy Administrative Expenses
                                      ----------------------------------------------------------------------------------------
 Net Loss                                 (134,745)      (150,890)        16,145       (367,691)      (245,451)      (122,240)
                                      ----------------------------------------------------------------------------------------


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION


                                                                                    (UNAUDITED)    (UNAUDITED)
                                        (UNAUDITED)     (UNAUDITED)                 MONTH ENDED    MONTH ENDED
                                        MONTH ENDED     MONTH ENDED                 FEB 28, 1998   JAN 31, 1998
                                        FEB 28, 1998    JAN 31, 1998                 CONTINUING     CONTINUING
                                         CORPORATE       CORPORATE        CHANGE     OPERATIONS     OPERATIONS        CHANGE
                                        ------------    ------------     --------  ------------   ------------      ---------

 Sales                                           -              -              -      1,840,941      1,995,370       (154,429)
 Cost of Sales                                   -              -              -      1,477,374      1,512,039        (34,665)
                                        --------------------------------------------------------------------------------------
     Gross Profit                                -              -              -        363,567        483,331       (119,764)

 Selling, General, and
  Administrative                           244,153        256,975        (12,822)       862,289        872,819        (10,530)
                                        --------------------------------------------------------------------------------------

 Income (Loss) From Operations            (244,153)      (256,975)        12,822       (498,722)      (389,488)      (109,234)

 Other Income(Expense):
   I/C Interest Income (Expense)           145,625        160,629        (15,004)             -            (31)            31
   Interest Expense                       (166,397)      (181,391)        14,994       (167,516)      (183,062)        15,546
   Interest Income                               -          1,716         (1,716)           117          1,842         (1,725)
   Gain (loss) on Asset Disposition              -              -              -         (1,824)             -         (1,824)
   Amortization / Write-off of Goodwill          -              -              -              -              -              -
   Other Expense                            (6,980)       (10,813)         3,833       (106,396)      (112,436)         6,040
   Other Income                                  -         (1,038)         1,038              -         (1,038)         1,038
                                        --------------------------------------------------------------------------------------
     Total Other (Expense)                 (27,752)       (30,897)         3,145       (275,619)      (294,725)        19,106
  Net Loss Before Bankruptcy
     Administrative Expenses              (271,905)      (287,872)        15,967       (774,341)      (684,213)       (90,128)
 Bankruptcy Administrative Expenses       (153,000)      (150,000)        (3,000)      (153,000)      (150,000)        (3,000)
                                        --------------------------------------------------------------------------------------
 Net Loss                                 (424,905)      (437,872)        12,967       (927,341)      (834,213)       (93,128)
                                        --------------------------------------------------------------------------------------


           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION



                                        (UNAUDITED)    (UNAUDITED)                                  (UNAUDITED)    (UNAUDITED)
                                       MONTH ENDED    MONTH ENDED                                  MONTH ENDED   MONTH ENDED
                                      FEB 28, 1998   JAN 31, 1998                                 FEB 28, 1998   JAN 31, 1998
                                      DISCONTINUED   DISCONTINUED                                     COMBINED      COMBINED
                                        OPERATIONS     OPERATIONS         CHANGE          FINAL          FINAL        CHANGE
                                      --------------------------------------------  -------------------------------------------

 Sales                                           -              -              -      1,843,738      1,998,167       (154,429)
 Cost of Sales                                   -              -              -      1,480,171      1,514,836        (34,665)
                                      --------------------------------------------  -------------------------------------------
     Gross Profit                                -              -              -        363,567        483,331       (119,764)

 Selling, General, and
  Administrative                               363          1,904         (1,541)       862,652        874,723        (12,071)
                                      --------------------------------------------  -------------------------------------------

 Income (Loss) From Operations                (363)        (1,904)         1,541       (499,085)      (391,392)      (107,693)

 Other Income(Expense):
   I/C Interest Income (Expense)                 -            155           (155)             -            124           (124)
   Interest Expense                              -              -              -       (167,516)      (183,062)        15,546
   Interest Income                              12              -             12            129          1,842         (1,713)
   Gain (loss) on Asset Disposition         12,082          9,609          2,473         10,258          9,609            649
   Amortization / Write-off of
    Goodwill                                     -              -              -              -              -              -
   Other Expense                          (132,485)      (316,498)       184,013       (238,881)      (428,934)       190,053
   Other Income                              7,773              -          7,773          7,773         (1,038)         8,811
                                      --------------------------------------------  -------------------------------------------
     Total Other (Expense)                (112,618)      (306,734)       194,116       (388,237)      (601,459)       213,222
 Net Loss Before Bankruptcy
        Administrative Expenses           (112,981)      (308,638)       195,658       (887,322)      (992,851)       105,529
 Bankruptcy Administrative Expenses              -       (153,000)      (150,000)        (3,000)
                                      --------------------------------------------  -------------------------------------------
 Net Loss                                 (112,981)      (308,638)       195,658     (1,040,322)    (1,142,851)       102,529
                                      --------------------------------------------  -------------------------------------------





               See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION


                                                                      (UNAUDITED)        (UNAUDITED)
                                                                     MONTH ENDED         MONTH ENDED
                                                                    FEB 28, 1998        JAN 31, 1998              CHANGE
                                                                   --------------      --------------         -----------
Cash flows from operating activities:
  Net loss                                                           ($1,040,322)        ($1,142,851)           $102,529

  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                        84,896              85,232                (336)
      Additional costs in excess of billings reserves                     62,851             100,175             (37,324)
      (Gain) Loss on sale of property and equipment                      (10,258)             (9,609)               (649)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables                                                        722,741             661,969              60,772
      Costs in excess of billings                                       (259,332)            159,712            (419,044)
      Inventory                                                            8,341             (15,062)             23,403
      Prepaids & other assets                                            275,638              95,404             180,234
     Increase (decrease) in:
      Accounts payable                                                    63,849             (70,458)            134,306
      Accrued expenses                                                    17,845             (58,708)             76,553
      Other net changes in assets and liabilities                        110,030             (42,220)            152,249
                                                                   --------------      --------------         -----------
        Total adjustments                                              1,076,600             906,436             170,164
                                                                   --------------      --------------         -----------
        Net cash provided by operating activities                         36,278            (236,415)            272,693


Cash flows from investing activities:
     Proceeds from sale of equipment                                       3,675              10,433              (6,758)
     Additions to property and equipment                                  (3,714)             (2,519)             (1,195)
                                                                   --------------      --------------         -----------
       Net cash provided by (used in) investing activities                   (39)              7,914              (7,953)


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                    120,662             (20,962)            141,624
  Increase (decrease) in pre petition liabilities                        160,922            (201,547)            362,469
                                                                   --------------      --------------         -----------
      Net cash provided by (used in) financing activities                281,584            (222,509)            504,093
                                                                   --------------      --------------         -----------
Net increase in cash                                                     317,824            (451,010)            768,833

CASH AT BEGINNING OF PERIOD                                               68,131             519,141            (451,010)
                                                                   --------------      --------------         -----------

CASH AT END OF PERIOD                                                   $385,955             $68,131            $317,823
                                                                   --------------      --------------         -----------
                                                                   --------------      --------------         -----------


               See accompanying notes to financial statement information

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
February 28, 1998 Financial Reporting Information

Notes to Financial Statement Information


Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

BNY Financial Corporation
According to BNY Financial Corporation ("BNYFC") as of February 28, 1998, the Company's borrowings from BNYFC were $20,196,803. The debtor-in-possession financing agreement expired December 31, 1997 and was extended through January 31, 1998. As of the end of February, the Company was negotiating with BNYFC for additional debtor-in-possession financing. The negotiations were not successful as of the end of February and were not successful as of the filing of this report.

Costs and earnings in excess of billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management is in the process of instituting new procedures for earlier identification of potential write-offs and is analyzing current fixed-price contracts and related costs incurred to determine estimated profitability. The results of these new procedures and analysis are not complete and any adjustment to this asset may have a material adverse effect on the financial statements.

Accounts receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. Management is in the process of analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet represents amounts recorded as due from customers in the company's discontinued construction activities. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

Inventory
Inventory recorded on the Petroleum Services Division's balance sheet consists primarily of component parts for servicing retail and commercial fueling facilities. The use of these parts has decreased significantly due to the decline in the level of business activity from prior periods. Management is in the process of selling excess parts. Losses on sale of these excess parts may exceed recorded reserves. The amount of loss can not be determined at this time.